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                                                                           10.44
                                                                  EXECUTION COPY

                                AMENDMENT NO. 3
                                ---------------
                                      TO
                                      --
                       TECHNOLOGY AND TRANSFER AGREEMENT
                       ---------------------------------


          This Amendment No. 3., dated as of the 19th day of May, 1998 ("Amendment No. 3"), is to the Technology and Transfer Agreement effective as of January 1, 1995, as amended by Amendment No. 1 dated July 12, 1995 and Amendment No. 2 dated February 7, 1996 (the Technology and Transfer Agreement and Amendments No. 1 and 2 collectively referred to herein as the "Agreement"), between SEPRACOR INC., ("Sepracor") and SEPRACHEM, INC., ("Seprachem").

          WHEREAS, since the 1996 merger of Seprachem into ChiRex Inc. ("ChiRex"), ChiRex is a party to the Agreement; and

          WHEREAS, Sepracor has agreed to assign certain third party license agreements to ChiRex and the parties wish to amend the Agreement to reflect these assignments and revised payment terms associated therewith.

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

          1.  Sepracor is a party to the following three license agreements:

          (a) License Agreement dated September 10, 1992, between Sepracor and Research Corporation Technologies, Inc. as amended pursuant to a First Amendment dated September 10, 1992, a Second Amendment dated January 1, 1995, a Third Amendment dated March 5, 1996 and a Fourth Amendment dated November 20, 1996 (collectively referred to herein as the "RCT Agreement");

          (b) License Agreement dated May 5, 1989, between Sepracor and Massachusetts Institute of Technology as amended on March 24, 1995, June 22, 1995, June 26, 1995 and by a Letter of Understanding dated May 20, 1996 (collectively referred to herein as the "1989 MIT Agreement");

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          (c)  License Agreement dated June 21, 1991, between Sepracor and
               Massachusetts Institute of Technology as amended on June 21, 1991 and by a Letter of Understanding dated May 20, 1996 (collectively referred to herein as the "1991 MIT Agreement"); and

          (d) The RCT Agreement, the 1989 MIT Agreement and the 1991 MIT Agreement are collectively referred to herein as the "Third Party Agreements".

Pursuant to three Assignment Agreements dated May 19, 1998 (the "Assignments"), the Third Party Agreements have been assigned to ChiRex, with a sublicense back to Sepracor. As of today's date, the Agreement is hereby terminated as it relates to the Third Party Agreements, including without limitation the division of payment of fixed maintenance costs per Section 4.2(a) therein; provided however, that Exhibit C of the Agreement shall not terminate with regard to the Third Party Agreements as it relates to the addition of certain products under Sepracor's sublicenses granted under the Assignments.

          2. In order to maintain the exclusivity of the sublicense granted to Sepracor by ChiRex under the RCT Agreement, Sepracor shall reimburse ChiRex in the amount of fifteen percent (15%) of all License maintenance fees and exclusivity payments set forth in the RCT Agreement beginning on the date of this Amendment No. 3 that become due and are paid by ChiRex. If Sepracor falls to make such payments to ChiRex within thirty (30) days of receipt of an invoice therefor, ChiRex may convert the exclusive sublicense to a non-exclusive sublicense upon sixty (60) days prior written notice to Sepracor; provided however, that Sepracor shall have the right to maintain such exclusivity by making the required payment in full during such sixty (60) day notice period.

          3. In order to maintain the exclusivity of the sublicenses granted to Sepracor by ChiRex under the 1989 MIT Agreement and the 1991 MIT Agreement, Sepracor shall reimburse ChiRex in the amount of fifteen percent (15%) of all License Maintenance Fees set forth in such agreements that beginning on the date of this Amendment No. 3 that become due and are paid by ChiRex. If Sepracor falls to make such payments to ChiRex within thirty (30) days of receipt of an Invoice therefor, ChiRex may convert the exclusive sublicense to a non-exclusive sublicense upon sixty (60) days prior written notice to Sepracor; provided however, that Sepracor shall have the right to maintain such exclusivity by making the required payment in full during such sixty (60) day notice period.

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          4.  It is understood and agreed by the parties that the
70%-30% split of fixed maintenance costs for the Third Party
Agreements per Section 4.2(a) of the Agreement shall apply up to and including April 30, 1998.

          5. Except as expressly stated in this Amendment No. 3, the terms of the Agreement remain in full force and effect.

          6. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                            * * * * * * * * * * * *

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          IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment No. 3 as of the Effective Date.



SEPRACOR INC.


By:_______________________
Name:
Title:



CHIREX INC.


By:_______________________
Name:
Title:

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